UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2023
___________________________
SkyWater Technology, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40345	37-1839853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East 86th Street Bloomington, Minnesota	55425
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 851-5200
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered under Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	SKYT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2023, at the SkyWater Technology, Inc. (the “Company”) 2023 annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of (i) the SkyWater Technology, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”) and (ii) the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), each of which had previously been approved by the Company’s Board of Directors, subject to stockholder approval. Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07 of this Current Report on Form 8-K.
Amendment and Restatement of the Equity Incentive Plan
The primary purpose of the amendment and restatement of the Equity Incentive Plan was to increase the aggregate number of shares of common stock that the Company may issue under the Equity Incentive Plan by 4,222,000 shares. The Equity Incentive Plan, as amended and restated, is described in detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 25, 2023, under the caption “Proposal 3. Approval of an Amendment and Restatement of the SkyWater Technology, Inc. 2021 Equity Incentive Plan”, which description is incorporated herein by reference. A copy of the amended and restated Equity Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Equity Incentive Plan set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.
Amendment and Restatement of the ESPP
The primary purpose of the amendment and restatement of the ESPP was to increase the aggregate number of shares of common stock that the Company may issue under the ESPP by 750,000 shares. The ESPP, as amended and restated, is described in detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 25, 2023, under the caption “Proposal 4. Approval of an Amendment and Restatement of the SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan”, which description is incorporated herein by reference. A copy of the amended and restated ESPP is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the ESPP set forth above does not purport to be complete and is qualified in its entirety by reference to such materials.

Item 5.07    Submission of Matters to a Vote of Security Holders.
As noted above, on June 7, 2023, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on four matters as follows:
Election of Eight Directors to Hold Office Until the Company’s 2024 Annual Meeting of Stockholders
The Company’s stockholders elected eight directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified by the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Nancy Fares	31,023,820	251,894	5,612,787
Gregory B. Graves	31,026,050	249,664	5,612,787
John T. Kurtzweil	31,010,984	264,730	5,612,787
Chunyi (Amy) Leong	30,960,358	315,356	5,612,787
Thomas R. Lujan	28,729,007	2,546,707	5,612,787
Gary J. Obermiller	30,939,616	336,098	5,612,787
Thomas Sonderman	25,898,313	5,377,401	5,612,787
Loren A. Unterseher	24,523,362	6,752,352	5,612,787
Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2023
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s as its independent registered public accounting firm for fiscal 2023 by the following votes:

Votes For	Votes Against	Abstain
36,761,066	114,714	12,721
Approval of an Amendment and Restatement of the Equity Incentive Plan
The Company’s stockholders approved an amendment and restatement of the Equity Incentive Plan by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,060,119	7,139,556	76,039	5,612,787
Approval of an Amendment and Restatement of the ESPP
The Company’s stockholders approved an amendment and restatement of the ESPP by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,067,804	5,155,140	52,770	5,612,787

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

10.1
SkyWater Technology, Inc. 2021 Equity Incentive Plan, as amended and restated effective as of June 7, 2023 (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the SEC on April 25, 2023).

10.2
SkyWater Technology, Inc. 2021 Employee Stock Purchase Plan, as amended and restated effective as of June 7, 2023 (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the SEC on April 25, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWater Technology, Inc.

Date: June 7, 2023	/s/ Thomas J. Sonderman
	Name:	Thomas J. Sonderman
	Title:	President and Chief Executive Officer